Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 60

"Deflation Enablers" Strategy

Supplement to the Prospectus

As a result of a previously announced spinoff, on November 1, 2022, holders of XPO Logistics, Inc. ("XPO") shares received 1 share of RXO, Inc. ("RXO") common stock for each share of XPO common stock held as of the close of business on October 31, 2022.

Notwithstanding anything to the contrary in the Trust's Prospectus, the Trust now holds, and will continue to purchase, shares of both XPO and RXO.

Supplement Dated: November 1, 2022